Operating Lease Right-of-Use Asset/Operating Lease Liability	6 Months Ended
Jun. 30, 2021
Operating Lease Right-of-use Assetoperating Lease Liability
Operating Lease Right-of-Use Asset/Operating Lease Liability

Note 10. Operating Lease Right-of-Use Asset/Operating Lease Liability

The Company leases property under operating leases. Property leases include retail and cultivation space with fixed rent payments and lease terms ranging from one to two years. The Company is obligated to pay the lessor for maintenance, real estate taxes, insurance and other operating expenses on certain property leases. These expenses are variable and are not included in the measurement of the lease asset or lease liability. These expenses are recognized as variable rent expense when incurred.

The Company’s lease portfolio consists of the following.

Lease Name	Asset Type	Start Date	Expiration Date	Monthly Rent
Durango Lease	Real Property	5/1/2021	5/31/2022	$10,200
Lehman Lease	Real Property	5/1/2021	12/31/2022	$2,732
Palmer Lease	Real Property	5/1/2021	6/30/2022	$1,069
Greenspace Membership	Real Property	4/15/2021	12/31/2021	$1,000
Tejon Lease	Real Property	5/1/2021	4/30/2022	$3,700

On June 1, 2020, the Company entered into a new lease membership agreement for a one-year term for an amount of $2,895 per month, the lease expired on May 31, 2021. At that time the Company entered into an 8 ½ month lease for less space for an amount of $1,000 per month. We determined under ASC 842, due to the short-term nature of the lease that the lease membership agreement met the criteria of ASC 842-20-25-2 and as such it was not necessary to capitalize the lease and rent will be recognized on a monthly straight-line basis.

On May 1, 2020, as part of the Naturaleaf Acquisition, leases for grow facilities and dispensaries were assigned to the Company. These leases were determined to be operating leases under ASC 842 and such leases was capitalized. It was determined that the Tejon lease, due to the short-term nature of the lease met the criteria of ASC 842-20-25-2 and as such it was not necessary to capitalize the lease and rent would be recognized on a straight-line basis.

The Company records the lease asset and lease liability at the present value of lease payments over the lease term. The leases typically do not provide an implicit rate; therefore, the Company uses its estimated incremental borrowing rate at the time of lease commencement to discount the present value of lease payments. The Company’s discount rate for operating leases at June 30, 2021 was 12.5%. Leases often include rental escalation clauses, renewal options and/or termination options that are factored into the determination of lease payments when appropriate. Lease expense is recognized on a straight-line basis over the lease term to the extent that collection is considered probable. As a result, the Company been recognizing rents as they become payable.

As of June 30, 2021, the maturities of operating leases liabilities are as follows:

Operating Leases
2021	$84,474
2022	91,158
Total	175,632
Less: amount representing interest	(12,216)
Present value of future minimum lease payments	163,416
Less: current obligations under leases	147,131
Long-term lease obligations	$16,286

As of June 30, 2021, the aggregate remaining minimal annual lease payments under these operating leases, including those accounted for under practicable expedient were as follows:

2021	$112,213
2022	103,844
Total	$216,057